Delaware Funds by Macquarie®

Supplement to the current Statutory Prospectus (“Prospectus”) and
Statement of Additional Information (“SAI”) for each Delaware Fund
(each, a “Fund” and together, the “Funds”)

Effective August 19, 2022, each Fund complies with the requirements of Rule 18f-4 under the Investment Company Act of 1940, as amended. Accordingly, any references to covering, segregating, setting aside or earmarking assets in order to avoid issuing senior securities when a Fund engages in derivatives and other transactions including, but not limited to, forwards, futures, options, swaps, loans, roll transactions, repurchase agreements, reverse repurchase agreements, and short sales, as applicable, are removed from each applicable Fund’s Prospectus and SAI.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 19, 2022.